UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 12, 2016 (February 8, 2016)

Date of Report (Date of earliest event reported)

Crowd 4 Seeds, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation or organization)

333-202970

(Commission File Number)

30-0828224

(IRS Employer Identification No.)

24 Tcharnihovsky St., Kfar Saba, Israel 44150

(Address of principal executive offices)

+(972)-50-7844477

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 245 under the Securities Act (17 CFT 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFT 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFT 240.14d-2(b)) (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4c)) 3e-4c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Ziv Haft ("Ziv Haft") was dismissed as the independent registered public accounting firm of Crowd 4 Seeds, Inc. (the "Company"), effective February 8, 2016 (the "Dismissal Date"). Ziv Haft's dismissal was approved by the Board of Directors.

Ziv Haft's reports on the financial statements of the Company for the fiscal years ended December 31, 2014 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's fiscal year ended December 31, 2014, and through the Dismissal Date: (i) there were no disagreements between the Company and Ziv Haft on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ziv Haft's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of the Company for such year; and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Ziv Haft with a copy of the foregoing disclosure on February 8, 2016 and requested that Ziv Haft furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosure. Such letter has yet to be received from Ziv Haft at the time of filing of this Current Report on Form 8-K. The Company requested Ziv Haft to provide the letter as promptly as possible so that the Company can file the letter with the Commission within ten business days after the filing of this report. Notwithstanding the ten business day period, the Company shall file the letter by amendment within two business days of receipt; if the letter is received on a Saturday, Sunday or holiday on which the Commission is not open for business, then the two business day period shall begin to run on and shall include the first business day thereafter.

(b) Malone Bailey LLP ("MB") was engaged as the successor independent registered public accounting firm, effective February 8, 2016. The appointment of MB was approved by the Board of Directors. At no time during the fiscal year ended December 31, 2014 and the subsequent interim period through the Dismissal Date did the Company engage with MB as either the principal accountant to audit the Company's financial statements, or as an independent accountant engaged to audit a significant subsidiary of the Company. In addition, at no time during the Company's fiscal years ended December 31, 2014 and the subsequent interim period through the Dismissal Date did the Company consult with MB regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company that MB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter to the Securities & Exchange Commission from Ziv Haft regarding the matters disclosed in Item 4.01 of this Current Report on Form 8-K (to be filed by amendment).

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Crowd 4 Seeds, Inc.

Dated: February 12, 2016	By:	/s/ Itzhak Ostashinsky
Itzhak Ostashinsky
Chief Executive Officer, President and Chief Financial Officer